Exhibit 32

CERTIFICATION OF CEO AND CFO
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned certifies that this quarterly report on Form 10-Q for the period ended June 30, 2020 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of California Water Service Group.

Date: July 30, 2020	By:	/s/ Martin A. Kropelnicki
MARTIN A. KROPELNICKI
President and Chief Executive Officer
California Water Service Group

Date: July 30, 2020	By:	/s/ Thomas F. Smegal III
THOMAS F. SMEGAL III
Vice President, Chief Financial Officer and Treasurer
California Water Service Group